UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2022

Mudrick Capital Acquisition Corporation II

(Exact name of registrant as specified in its charter)

Delaware	001-39771	85-2320197
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

527 Madison Avenue, 6th Floor

New York, NY 10022

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (646) 747-9500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, and one-half of one Redeemable Warrant	MUDSU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	MUDS	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	MUDSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.02	Termination of a Material Definitive Agreement.

As previously disclosed on June 13, 2022, Mudrick Capital Acquisition Corporation II, a Delaware corporation (“MUDS”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Titan Merger Sub I, Inc., a Delaware corporation and direct, wholly-owned subsidiary of MUDS (“First Merger Sub”), Titan Merger Sub II, LLC, a Delaware limited liability company and direct, wholly-owned subsidiary of MUDS (“Second Merger Sub”), and BC Cyan Investment Holdings Inc., a Delaware corporation (the “Company”).

In connection with the signing of the Merger Agreement and as previously disclosed, on June 13, 2022, MUDS also entered into (i) a Subscription and Backstop Agreement (the “Subscription and Backstop Agreement”) with the Company, Blue Nile, Inc., a Delaware corporation, and Mudrick Capital Management, L.P., a Delaware limited partnership (“Mudrick Capital”), (ii) a Sponsor Support Agreement (the “Sponsor Support Agreement”) with Mudrick Capital Acquisition Holdings II LLC, a Delaware limited liability company (the “Sponsor”), and (iii) a Subscription Agreement (the “Holdings Subscription Agreement”) with BC Cyan Holdings LP, a Delaware limited partnership (“BC Cyan Holdings”).

Termination of Merger Agreement, Subscription and Backstop Agreement, Sponsor Support Agreement and Holdings Subscription Agreement

On August 5, 2022, the Company terminated the Merger Agreement pursuant to Section 11.01(g) thereof in order to enter into a definitive transaction agreement with Sterling Jewelers Inc., a Delaware corporation (“Signet”).

As a result of the termination of the Merger Agreement, the Merger Agreement will be of no further force and effect, subject to certain exceptions set forth therein, and each of the Sponsor Support Agreement, the Subscription and Backstop Agreement and the Holdings Subscription Agreement shall each automatically terminate in accordance with its terms. The Company shall pay the Termination Fee (as defined in the Merger Agreement) to MUDS, pursuant to Sections 11.01(g) and 11.03(a) of the Merger Agreement and shall pay the Subscriber Termination Adjustment (as defined in the Subscription and Backstop Agreement) to Mudrick Capital pursuant to Sections 11.01(g) and 11.03(a)

of the Merger Agreement and Section 5.2 of the Subscription and Backstop Agreement, in each case, upon the earlier of consummation of the transaction with Signet or termination of the definitive transaction agreement between the Company and Signet in accordance with the terms thereof. Pursuant to the Merger Agreement, each of MUDS, Mudrick Capital, Titan I and Titan II agrees that the payment of the Termination Fee and the Subscriber Termination Adjustment by the Company constitutes the sole and exclusive remedy of MUDS, Mudrick Capital, Titan I and Titan II and their respective related parties against Company Related Parties (as defined in the Merger Agreement) for all losses and damages suffered as a result of the failure of the Transactions (as defined in the Merger Agreement) and/or Subscriptions (as defined in the Subscription and Backstop Agreement) to be consummated or for a breach or failure to perform under the Merger Agreement, the Subscription and Backstop Agreement or otherwise, and none of the Company Related Parties shall have any further liability or obligation relating to or arising out of the Merger Agreement, the Subscription and Backstop Agreement or the Transactions and/or the Subscriptions.

The foregoing descriptions of certain terms and provisions of the Merger Agreement and the Subscription and Backstop Agreement do not purport to be complete and are qualified in their entirety by the terms and conditions of the full text of the Merger Agreement and the Subscription and Backstop Agreement, which were previously filed as Exhibit 2.1 and Exhibit 10.1, respectively, to the Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) by MUDS on June 13, 2022.

Forward-Looking Statements

This report contains forward-looking statements, including without limitation, forward-looking statements that represent opinions, expectations, beliefs, intentions, estimates or strategies regarding the future of MUDS and its affiliates, which may not be realized. Forward-looking statements can be identified by the words, including, without limitation, “believe,” “anticipate,” “continue,” “estimate,” “may,” “project,” “expect,” “plan,” “potential,” “target,” “intend,” “seek,” “will,” “would,” “could,” “should,” “forecast,” or the negative or plural of these words, or other similar expressions that are predictions or indicate future events, trends or prospects but the absence of these words does not necessarily mean that a statement is not forward-looking. Any statements that refer to expectations, projections, indications of, and guidance or outlook on, future earnings, dividends or financial position or performance or other characterizations of future events or circumstances are also forward-looking statements.

All forward-looking statements are based on estimates and assumptions that are inherently uncertain and that could cause actual results to differ materially from expected results. Many of these factors are beyond MUD’s ability to control or predict. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, the risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in MUDS’s Annual Report on Form 10-K filed on March 29, 2022 (as amended). There may be additional risks that MUDS does not presently know or that MUDS currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

You are cautioned not to place undue reliance upon any forward-looking statements. Any forward-looking statement speaks only as of the date on which it was made, based on information available as of the date of this communication, and such information may be inaccurate or incomplete. MUDS undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Information regarding performance by, or businesses associated with, our management team or businesses associated with them is presented for informational purposes only. Past performance by MUDS’s management team and its affiliates is not a guarantee of future performance. Therefore, you should not rely on the historical record of the performance of MUDS’s management team or businesses associated with them as indicative of MUDS’s future performance of an investment or the returns MUDS will, or is likely to, generate going forward.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mudrick Capital Acquisition Corporation II

Date: August 9, 2022	By:	/s/ Jason Mudrick
	Name:	Jason Mudrick
	Title:	Chief Executive Officer